   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 23, 1998



                                                       REGISTRATION NOS. 2-90482


                                                                        811-4003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A
                             ---------------------


REGISTRATION STATEMENT UNDER THE


SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 24                            [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 25                                           [X]



                     VAN KAMPEN GOVERNMENT SECURITIES FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

               1 PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181-5555

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                          VAN KAMPEN INVESTMENTS INC.


                                1 PARKVIEW PLAZA


                        OAKBROOK TERRACE, IL 60181-5555

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

                             333 WEST WACKER DRIVE
                               CHICAGO, IL 60606
                                 (312) 407-0700
                             ---------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(i)


     [X]  on January 28, 1999 pursuant to paragraph (a)(i)


     [ ]  75 days after filing pursuant to paragraph (a)(ii)


     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 285.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.

                 ---------------------------------------------

                                   VAN KAMPEN

                           GOVERNMENT SECURITIES FUND

                 ---------------------------------------------


     Van Kampen Government Securities Fund is a mutual fund with an investment objective to provide investors high current return consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government.


                 ---------------------------------------------

     Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.

                 ---------------------------------------------


                   THIS PROSPECTUS IS DATED JANUARY   , 1999.

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                  PAGE
                                                                  ----
Risk/Return Summary.........................................        3
Fees and Expenses of the Fund...............................        7
Investment Objective and Policies...........................        9
Investment Advisory Services................................       15
Purchase of Shares..........................................       16
Redemption of Shares........................................       21
Distributions from the Fund.................................       23
Shareholder Services........................................       24
Federal Income Taxation.....................................       25
Financial Highlights........................................       27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                 ---------------------------------------------

                              RISK/RETURN SUMMARY

                 ---------------------------------------------

INVESTMENT OBJECTIVE


     The Fund is a mutual fund that with investment objective to provide investors high current return consistent with preservation of capital. There can be no assurance the Fund will achieve its investment objective.


INVESTMENT STRATEGIES


     The Fund's management seeks to achieve the investment objective by investing substantially all (at least 80% under normal market conditions) of its total assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government.


INVESTMENT RISKS


     Because of the following risks, you could lose money on your investment in the Fund over the short or long term:



- MARKET RISK. The prices of debt securities tend to fall as interest rates rise. This "market risk" is usually greater among debt securities with longer maturities or longer durations. Although the Fund has no policy governing the maturities of its investments, the Fund's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of three to eight years. This means that the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities (see box for an explanation of maturities and durations). The yields and market prices of U.S. Government securities may move differently and adversely compared to the yields and market prices of the overall securities markets and such securities, while backed by the U.S. Government, are not guaranteed against declines in their market prices.



   Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these bonds often fluctuate more in price than bonds that make regular interest payments. Because the Fund invests in zero-coupon bonds, it may be subject to greater market risk than a fund that does not own this type of bond.



UNDERSTANDING MATURITIES



     A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.



                            Term                              Maturity Level
----------------------------------------------------------------------------
1-3 years...................................................  Short
4-10 years..................................................  Intermediate
More than 10 years..........................................  Long
----------------------------------------------------------------------------

UNDERSTANDING DURATION



     Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. Whereas maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.



- CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in U.S. Government securities.



- INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund would drop as well.



- PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



   The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. Government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.


- MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

     In light of its objectives and investment strategies, the Fund may be appropriate for investors who:


-  Seek current return.



- Wish to diversify their personal investment portfolios with a fund that invests substantially all of its total assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long term investment goals and financial needs when making an investment decision about the

Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.


ANNUAL PERFORMANCE

     One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years, as well as its best and worst quarter during that period. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                  [BAR GRAPH]

                        ANNUAL RETURN FOR CLASS A SHARES

Years                                                      Annual Return
 1989                                                          14.91%
 1990                                                           8.71%
 1991                                                          16.28%
 1992                                                           6.56%
 1993                                                           8.15%
 1994                                                          -4.26%
 1995                                                          16.77%
 1996                                                           1.90%
 1997                                                           9.16%
 1998*                                                          8.62%

*The return for 1998 is for the nine month period ended September 30, 1998.

The variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would differ from the annual returns shown for the Fund's Class A Shares reflecting differences in the expenses borne by each class of shares.


     During the ten-year period shown in the bar chart, the highest quarterly return was 8.98% (for the quarter ended June 30, 1989) and the lowest quarterly return was -3.52% (for the quarter ended March 31, 1994).

COMPARATIVE PERFORMANCE


     This table shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the Fund: the Merrill Lynch Intermediate Term Index and the U.S. Government Index. Average annual total returns are shown for the one-, five-, and ten-year periods ended December 31, 1997 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



                        AVERAGE ANNUAL TOTAL RETURNS FOR


                      THE PERIODS ENDED DECEMBER 31, 1997



                                                                        PAST
                                                                      10 YEARS
                                              PAST        PAST        OR SINCE
                                             1 YEAR      5 YEARS      INCEPTION
                                             ------      -------      ---------
Van Kampen Government Securities Fund
  Class A Shares...........................  9.16%        6.11%         8.33%
  Class B Shares...........................  8.27%        5.31%         5.50%(1)
  Class C Shares...........................  8.28%           --         4.74%(2)
Merrill Lynch Intermediate Term Index......
U.S. Government Index......................


------------------------------------


Inception Dates (1) 12/20/91 (2) 3/10/93.



     The current yield for the thirty day period ended September 30, 1998 is 4.60% for Class A Shares, 4.07% for Class B Shares and 3.93% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                 ---------------------------------------------

                         FEES AND EXPENSES OF THE FUND
                 ---------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                        CLASS A       CLASS B         CLASS C
                                         SHARES        SHARES          SHARES
                                        --------    ------------    ------------
Shareholder Fees
  (fees paid directly from your
  investment):
Maximum sales charge (load) imposed on
  purchases (as a percentage of
  offering price).....................  4.75% (1)       None            None
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)................   None (2)       Year            Year
                                                      1--4.00%        1--1.00%
                                                        Year        After--None
                                                      2--4.00%
                                                        Year
                                                      3--3.00%
                                                        Year
                                                      4--2.50%
                                                        Year
                                                      5--1.50%
                                                    After--None
Maximum sales charge (load) imposed
  reinvested dividends (as a
  percentage of offering price).......   None           None            None
Redemption fees (as a percentage of
  amount redeemed)....................   None           None            None
Exchange fee..........................   None           None            None


------------------------------------


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


                                             CLASS A       CLASS B       CLASS C
                                              SHARES        SHARES        SHARES
                                             --------      --------      --------
Annual Fund Operating Expenses
  (expenses that are deducted from Fund
  assets):
Management Fees............................   0.53%         0.53%         0.53%
Distribution and/or Service (12b-1)
  Fees(1)..................................   0.25%         1.00%(2)      1.00%(2)
Other Expenses.............................   0.24%         0.25%         0.25%
                                              -----         -----         -----
Total Annual Fund Operating Expenses.......   1.02%         1.78%         1.78%


------------------------------------

(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to

    1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. Rules.


Example:

     This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           ONE       THREE       FIVE        TEN
                                           YEAR      YEARS      YEARS       YEARS
                                           ----      -----      ------      ------
Class A Shares...........................  $574      $784       $1,011      $1,664
Class B Shares...........................  $581      $860       $1,114      $1,894*
Class C Shares...........................  $281      $560        $ 964      $2,095


You would pay the following expenses if you did not redeem your shares:


                                           ONE       THREE       FIVE        TEN
                                           YEAR      YEARS      YEARS       YEARS
                                           ----      -----      ------      ------
Class A Shares...........................  $574      $784       $1,011      $1,664
Class B Shares...........................  $181      $560        $ 964      $1,894*
Class C Shares...........................  $181      $560        $ 964      $2,095


------------------------------------


* Based on conversion to Class A Shares after eight years.



     To facilitate comparison among funds, all funds are required by the SEC to utilize a 5% annual return assumption. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.

                 ---------------------------------------------


                       INVESTMENT OBJECTIVE AND POLICIES

                 ---------------------------------------------


     The Fund's investment objective is to provide investors high current return consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; and accordingly there can be no assurance the Fund will achieve its investment objective.



     The Fund's management seeks to achieve the investment objective by investing substantially all of the Fund's total assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government. Under normal circumstances, at least 80% of the Fund's total assets are invested in such securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in certain government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. Government, privately issued certificates representing "stripped" U.S. Government or mortgage-related securities and repurchase agreements fully collateralized by U.S. Government securities.



     The prices of debt securities generally vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.



     The Fund may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Fund's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.



     In order to hedge against changes in interest rates, the Fund may purchase or sell options and engage in transactions involving futures contracts and options on such contracts. By using such securities, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of securities may result in a higher portfolio turnover rate than if the Fund had not purchased or sold securities. See "Using Options, Futures Contracts and Related Options" and the Statement of Additional Information for discussion of options, futures contracts and related options. The Fund may also purchase or sell debt securities on a forward commitment basis and enter into interest rate swaps or other interest rate transactions, such as interest rate caps, floors and collars. See "Other Investments and Risk Factors."



U.S. GOVERNMENT SECURITIES



     Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.



     Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. Government. Interests in such pools are what this Prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.



     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.



     Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. Government. Real estate mortgage investment conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). U.S. Government securities may include CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. Government.



OTHER GOVERNMENT RELATED SECURITIES.



     The Fund may invest up to 20% of its assets in other government related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. Government, privately issued certificates representing stripped U.S. Government or mortgage-related securities and repurchase agreements fully collateralized by U.S. Government securities.



     The Fund may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by GNMA, FNMA, and FHLMC only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Fund's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Fund will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a NRSRO.



     The Fund may invest in the principal only or interest only components of U.S. Government securities. In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). Such custodial receipts or certificates are not considered by the Fund to be U.S. Government securities. Such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. In order to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Fund.



     Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.



     Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The trustees of the Fund will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Fund's limitation on investment in illiquid securities.



USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS



     The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Fund's portfolio and the investment adviser's expectations concerning the securities markets.



     In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in underlying securities, such as imperfect correlation between the value of the instrument and the underlying assets. The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transaction. While utilization of options, futures contracts and related options may be advantageous to the Fund, if the Fund's investment adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worst than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.



     A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options, is contained in the Statement of Additional Information.



OTHER INVESTMENTS AND RISK FACTORS



     For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



     The Fund may purchase or sell debt securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction, should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Fund maintains segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Fund's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.



     The Fund may invest up to 10% of its net assets in illiquid securities and repurchase agreements that mature in more than seven days. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



     The Fund may lend its portfolio securities to broker/dealers and other financial institutions in an amount up to 10% of the Fund's total assets in order to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending and securities lending is subject to the risk of default by the other party.



     Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



     Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


                 ---------------------------------------------

                          INVESTMENT ADVISORY SERVICES
                 ---------------------------------------------


     THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 60 open-end and more than 35 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


     ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS                                          % PER ANNUM
------------------------------------------------------------------------------
First $1 billion...........................................         0.540%
Next $1 billion............................................         0.515%
Next $1 billion............................................         0.490%
Next $1 billion............................................         0.440%
Next $1 billion............................................         0.390%
Next $1 billion............................................         0.340%
Next $1 billion............................................         0.290%
Over $7 billion............................................         0.240%
------------------------------------------------------------------------------



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the
effective rate of      % of the Fund's average net assets for the Fund's fiscal
period ended September 30, 1998.


     Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.

     From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reimbursing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


     The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

     PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


     PORTFOLIO MANAGEMENT. Mr. John R. Reynoldson has been primarily responsible for the day-to-day management of the Fund's investment portfolio since June 1988. Mr. Reynoldson has been Senior Investment Vice President of the Adviser since July 1991 and Senior Vice President of Advisory Corp. since June 1995. He was previously an Investment Vice President with the Adviser.


                 ---------------------------------------------

                               PURCHASE OF SHARES
                 ---------------------------------------------

GENERAL

     The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

     Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


     Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


     The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. U.S. Government securities and related forward commitments are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Options and forward commitments for which market quotations are not readily available are valued at a fair value by the Adviser based on procedures approved by the Trustees of the Fund. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. See the notes to financial statements in the Statement of Additional Information.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

     The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under "Fees and Expenses of the Fund" set forth a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.


     The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


     Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



     The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the day of the next computed net asset value per share provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


     Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


     Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


CLASS A SHARES


     Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                      Class A Shares Sales Charge Schedule


                                                                          As % of
                                                            As % of         Net
                        Size of                             Offering      Amount
                       Investment                            Price       Invested
-----------------------------------------------------------------------------------
Less than $100,000......................................     4.75%         4.99%
$100,000 but less than $250,000.........................     3.75%         3.90%
$250,000 but less than $500,000.........................     2.75%         2.83%
$500,000 but less than $1,000,000.......................     2.00%         2.04%
$1,000,000 or more*.....................................         *             *
-----------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

     The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

     The Fund's Statement of Additional Information contains more detailed information about quantity discount options (such as volume discounts, cumulative discounts and letters of intent) and other purchase programs (such as unit investment trust reinvestments and net asset value purchase options) available to purchasers of Class A Shares. Interested investors should contact their authorized dealers or obtain a copy of the Statement of Additional Information free of charge as described on the back cover of this prospectus.

CLASS B SHARES

     Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                      Class B Shares Sales Charge Schedule


                                                         Contingent Deferred Sales
                                                         Charge as a Percentage of
                                                               Dollar Amount
Year Since Purchase                                          Subject to Charge
-----------------------------------------------------------------------------------
First...............................................               4.00%
Second..............................................               4.00%
Third...............................................               3.00%
Fourth..............................................               2.50%
Fifth...............................................               1.50%
Sixth and After.....................................                None
-----------------------------------------------------------------------------------


     The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

     The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

     In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

     The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

CLASS C SHARES

     Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

     The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

     In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the share holder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

     The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

CONVERSION FEATURE

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

     The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

     The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account (IRA) or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                 ---------------------------------------------

                              REDEMPTION OF SHARES
                 ---------------------------------------------

     Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described above under "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed though an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

     Except as specified below under "Telephone Redemptions," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

     WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to Investor Services. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


     In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


     AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



     TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


     For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


     OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                 ---------------------------------------------

                          DISTRIBUTIONS FROM THE FUND
                 ---------------------------------------------


     In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



     DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be charged at any time by the Fund's Board of Trustees distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

     The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

     CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                 ---------------------------------------------

                              SHAREHOLDER SERVICES
                 ---------------------------------------------

     Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification, exchange privileges, and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


     REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable record date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



     AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


     CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

     When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

     Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.

                 ---------------------------------------------

                            FEDERAL INCOME TAXATION
                 ---------------------------------------------


     Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


     The sale or exchange of shares is a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held it shares.

     The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


     Foreign shareholders, including shareholders who are non-resident aliens, may be subject to United States withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.

Prospective foreign investors should consult their United States tax advisers concerning the tax consequences to them of an investment in shares.


     The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than 98% of its ordinary income or less than 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.


     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 ---------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 ---------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                               Class A Shares Year Ended September 30
                                       ------------------------------------------------------
                                        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................
                                       ------      ------      ------      ------      ------
Net Investment Income..............
Net Realized and Unrealized
  Gain/Loss........................
                                       ------      ------      ------      ------      ------
Total from Investment Operations...
                                       ------      ------      ------      ------      ------
Less Distributions from and in
  Excess of Net Investment
  Income...........................
                                       ------      ------      ------      ------      ------
Net Asset Value, End of the
  Period...........................
                                       ======      ======      ======      ======      ======
Total Return(a)....................
Net Assets at End of the Period (In
  millions)........................
Ratio of Expenses to Average Net
  Assets(b)........................
Ratio of Net Investment Income to
  Average Net Assets(b)............
Portfolio Turnover.................
---------------------------------------------------------------------------------------------



               (Table and footnotes continued on following page)

                                               Class B Shares Year Ended September 30
                                       ------------------------------------------------------
                                        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................
                                       ------      ------      ------      ------      ------
Net Investment Income..............
Net Realized and Unrealized
  Gain/Loss........................
                                       ------      ------      ------      ------      ------
Total from Investment Operations...
                                       ------      ------      ------      ------      ------
Less Distributions from and in
  Excess of Net Investment
  Income...........................
                                       ------      ------      ------      ------      ------
Net Asset Value, End of the
  Period...........................
                                       ======      ======      ======      ======      ======
Total Return(a)....................
Net Assets at End of the Period (In
  millions)........................
Ratio of Expenses to Average Net
  Assets(b)........................
Ratio of Net Investment Income to
  Average Net Assets(b)............
Portfolio Turnover.................
---------------------------------------------------------------------------------------------



                                               Class C Shares Year Ended September 30
                                       ------------------------------------------------------
                                        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................
                                       ------      ------      ------      ------      ------
Net Investment Income..............
Net Realized and Unrealized
  Gain/Loss........................
                                       ------      ------      ------      ------      ------
Total from Investment Operations...
                                       ------      ------      ------      ------      ------
Less Distributions from and in
  Excess of Net Investment
  Income...........................
                                       ------      ------      ------      ------      ------
Net Asset Value, End of the
  Period...........................
                                       ======      ======      ======      ======      ======
Total Return(a)....................
Net Assets at End of the Period (In
  millions)........................
Ratio of Expenses to Average Net
  Assets(b)........................
Ratio of Net Investment Income to
  Average Net Assets(b)............
Portfolio Turnover.................
---------------------------------------------------------------------------------------------



(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



(b) For the years ended December 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 341-2911


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)--
(800) 421-2833

FOR AUTOMATED TELEPHONE
SERVICES--(800) 847-2424


VAN KAMPEN GOVERNMENT


SECURITIES FUND


1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Investment Adviser:
VAN KAMPEN ASSET
MANAGEMENT INC.

1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Distributor:
VAN KAMPEN FUNDS INC.

1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Transfer Agent:
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen Government


      Securities Fund


Custodian:
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Government


      Securities Fund


Legal Counsel:
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants:
PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, IL 60601

                 ---------------------------------------------


                           GOVERNMENT SECURITIES FUND

                 ---------------------------------------------

     A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

     You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


     You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 1-800-341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call 1-800-421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


     Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at 1-800-SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                             VAN KAMPEN FUNDS LOGO


Investment Company Act File No. 811-4003

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                           GOVERNMENT SECURITIES FUND



     Van Kampen Government Securities Fund is a mutual fund with an investment objective to provide investors high current return consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government.



     The Fund is organized as a diversified series of the Van Kampen Government Securities Fund, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2533 for the
hearing impaired).


                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                  Page
                                                                  ----
General Information.........................................      B-2
Investment Objective and Policies...........................      B-4
Options, Futures Contracts and Related Options..............      B-12
Investment Restrictions.....................................      B-18
Trustees and Officers.......................................      B-22
Investment Advisory Agreement...............................      B-32
Distribution and Service....................................      B-34
Transfer Agent..............................................      B-38
Portfolio Transactions and Brokerage Allocation.............      B-38
Share Purchase Programs.....................................      B-40
Shareholder Services........................................      B-44
Redemption of Shares........................................      B-48
Contingent Deferred Sales Charge-Class A....................      B-48
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................      B-48
Taxation....................................................      B-50
Fund Performance............................................      B-55
Other Information...........................................      B-58
Report of Independent Accountants...........................      F-
Financial Statements........................................      F-
Notes to Financial Statements...............................      F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY   , 1999.

GENERAL INFORMATION


     The Fund was originally incorporated under the name American Capital Government Securities Fund, Inc. as a Maryland corporation on March 5, 1984. As of August 5, 1995, the Fund was renamed Van Kampen American Capital Government Securities Fund and was reorganized as a series of the Trust, a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund adopted its present name and the Trust adopted the name Van Kampen Government Securities Fund.



     Van Kampen Asset Management Inc. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.



     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").



     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.



     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.



     As of January   , 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                   Amount of
                                                  Ownership at
                                                    January           Class        Percentage
Name and Address of Holder                           , 1999         of Shares      Ownership
--------------------------                        ------------      ---------      ----------
Merrill Lynch Pierce Fenner & Smith Inc.........
  For the Sole benefit of its customers
  Attn: Fund Administration
  4800 Dear Lake Dr. East 3rd Fl
  Jacksonville, FL 32246-6484
Van Kampen Trust Company........................
  2800 Post Oak Blvd.
  Houston, TX 77056


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     The following investment techniques, subject to the Investment Restrictions below, may be employed by the Fund. These techniques inherently involve the assumption of a higher degree of risk than normal and the possibility of more volatile price fluctuations. Investment in the Fund should not be viewed as a complete investment program and prospective investors are advised to give full consideration to the risks inherent in the investment techniques used by the Fund.


     While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.



     One type of mortgage-related security in which the Fund invests is that which is issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government.

Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Fund may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.



GNMA CERTIFICATES



     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.



     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.



     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Fund will be reinvested in additional GNMA Certificates or in other permissible investments.



     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.



     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.



     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.



     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:



     1. Certificates are usually issued at a premium or discount, rather than at par.



     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.



     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.



     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.



     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.



     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.



FNMA SECURITIES



     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.



FHLMC SECURITIES



     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC

Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.



COLLATERALIZED MORTGAGE OBLIGATIONS



     Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.



     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES



     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 10% of the Fund's total assets, to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Fund pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. The Fund would not lend any portfolio securities to brokers affiliated with the Adviser. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.



FORWARD COMMITMENTS



     The Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment.



     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.



     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked-to-market daily) either the security covered by the Forward Commitment or cash or securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.



     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.



INTEREST RATE TRANSACTIONS



     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Fund's investment restriction limiting investment in illiquid securities.



     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the

Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.



     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


PORTFOLIO TURNOVER


     The Fund may experience a high rate of portfolio turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.



ILLIQUID SECURITIES



     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS



CALL AND PUT OPTIONS



     Call and put options on various U.S. Treasury notes and U.S. Treasury bonds are listed and traded on exchanges and are written in over-the-counter transactions. Call and put options on mortgage-related securities are currently written or purchased only in over-the-counter transactions.



SELLING CALL AND PUT OPTIONS



     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the underlying securities subject to the call option. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option or would hold a put on the same underlying security at an equal or greater exercise price.



     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.



     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.



     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.



     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.



PURCHASING CALL AND PUT OPTIONS



     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. The Fund will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.



     The Fund may purchase either listed or over-the-counter options.

OVER THE COUNTER OPTIONS



     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.



RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES



     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.



     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its custodian so that it will be treated as being covered.



     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.



INTEREST RATE FUTURES CONTRACTS



     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."



     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.



     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security rises, that position increases in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security declines, the position is less valuable, and the Fund would make a variation margin payment to the broker.



     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.



     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of mortgage-related and U.S. Government securities.



     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.



     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.



     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.



     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.



     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.



     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures contracts or option transactions (except for closing transactions) other than for bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.



OPTIONS ON FUTURES CONTRACTS



     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as the sale of, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.



     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.



ADDITIONAL RISKS RELATING OF OPTIONS, FUTURES AND OPTIONS ON FUTURES
TRANSACTIONS



     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges, or are held or written on one or more accounts, or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.



     In the event of the bankruptcy of a broker through which the Fund engages in transactions in listed options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.



INVESTMENT RESTRICTIONS



     The Fund has adopted the following fundamental restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of Securities. These restrictions provide that the Fund shall not:


      1. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



      2. Make any investment in real estate, commodities or commodities contracts, except that the Fund may purchase or sell securities which are secured by real estate, and engage in transactions in interest rate futures contracts and related options as described under Investment Restriction Number 13 below.



      3. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers, all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



      4. Make loans of money or securities, except that the Fund may invest (a) by investment in repurchase agreements in accordance with applicable requirements set forth in the Fund's Prospectus or herein or (b) by lending its portfolio securities in amounts not to exceed 10% of the Fund's total assets, provided that such loans are secured by cash collateral that is at least equal to the market value. The Fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale and which are not readily marketable) held by the Fund, exceeds 10% of the market or other fair value of its total net assets.



      5. Make short sales of securities, unless at the time of the sale the Fund owns an equal amount of such securities. Notwithstanding the foregoing, the Fund may make short sales by entering into forward commitments for hedging or cross-hedging purposes and engage in transactions in options, futures contracts and related options.



      6. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with options, interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.



      7. Invest in warrants or rights except where acquired in units or attached to other securities. This restriction does not apply to options, futures contracts or related options.



      8. Invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.



      9. Invest in interests in oil, gas, or other mineral exploration or development programs.



     10. Invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from provisions of the 1940 Act.



     11. Borrow in excess of 5% of the market or other fair value of its total assets; or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options, are not deemed to be a pledge or other encumbrance.



     12. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities. Restricted securities are securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public. Excluded from this limitation are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     13. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or related options if more than 30% of the Fund's total assets would be so invested.



     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."



     15. Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Fund.

TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen American Capital Exchange Fund).


                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer,
Two World Trade Center                      Individual Asset Management Group, a division
66th Floor                                  of Morgan Stanley Dean Witter & Co. Mr.
New York, NY 10048                          DeMartini is a Director of the Morgan Stanley
Date of Birth: 10/12/52                     Dean Witter Funds, Morgan Stanley Dean Witter
                                            Distributors, Inc. and Dean Witter Trust
                                            Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare
                                            Resources, Inc. Formerly Vice Chairman of the
                                            Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the
                                            Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, The
                                            International House Board and the Women's
                                            Board of the University of Chicago.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. ("NASD") and
                                            Securities Investors Protection Corp.
                                            ("SIPC"). Trustee/Director of each of the
                                            funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of Van Kampen
2800 Post Oak Blvd.                         Investments, the Advisers, the Distributor
Houston, TX 77056                           and Investor Services. Director or officer of
Date of Birth: 10/19/39                     certain other subsidiaries of Van Kampen
                                            Investments. Chairman of River View
                                            International Inc. Chairman of the Board of
                                            Governors and the Executive Committee of the
                                            Investment Company Institute. Prior to July
                                            of 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a
                                            Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company; the Urban Shopping Centers Inc., a
                                            retail mall management company; and Stone
                                            Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame.
                                            Formerly, President and Chief Executive
                                            Officer, Waste Management, Inc., an
                                            environmental services company, and prior to
                                            that President and Chief Operating Officer,
                                            Waste Management, Inc. Trustee/Director of
                                            each of the funds in the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC
Suite 9700                                  Teleservices, Inc., COMARCO, Inc., Applied
Chicago, IL 60606                           Language Technologies, Focal Communications,
Date of Birth: 10/29/53                     and Lante Corporation. Limited Partner of
                                            Evercore Partners, LLP. Trustee/Director of
                                            each of the Funds in the Fund Complex.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  President                            Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Prior to April of 1998, President and a Director
                                       of Van Kampen Merritt Equity Advisors Corp. Prior
                                       to April of 1997, Mr. McDonnell was a Director of
                                       Van Kampen Merritt Equity Holdings Corp. Prior to
                                       September of 1996, Mr. McDonnell was Chief
                                       Executive Officer and Director of MCM Group,
                                       Inc., McCarthy, Crisanti & Maffei, Inc. and
                                       Chairman and Director of MCM Asia Pacific
                                       Company, Limited and MCM (Europe) Limited. Prior
                                       to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc.
                                       and VCJ Inc. President of each of the funds in
                                       the Fund Complex. President, Chairman of the
                                       Board and Trustee/Managing General Partner of
                                       other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to July of 1996, Mr. Hegel was a
                                       Director of VSM Inc. Prior to September of 1996,
                                       he was a Director of McCarthy, Crisanti & Maffei,
                                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53              Secretary and Director of Van Kampen Investments.
  Vice President and Secretary         Mr. Nyberg is Executive Vice President, General
                                       Counsel, Assistant Secretary and a Director of
                                       the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van
                                       Kampen Exchange Corp., American Capital
                                       Contractual Services, Inc. and Van Kampen Trust
                                       Company. Executive Vice President, General
                                       Counsel and Assistant Secretary of Investor
                                       Services and River View International Inc.
                                       Director or officer of certain other subsidiaries
                                       of Van Kampen. Director of ICI Mutual Insurance
                                       Co., a provider of insurance to members of the
                                       Investment Company Institute. Prior to July of
                                       1998, Director and Executive Vice President,
                                       General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice
                                       President, General Counsel and Director of Van
                                       Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, he was Executive Vice President,
                                       General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996,
                                       Mr. Nyberg was Executive Vice President and
                                       General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice
                                       President and Secretary of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van
  Date of Birth: 11/10/44              Kampen Investments. Executive Vice President of
  Vice President                       Asset Management and the Distributor. President
                                       and a Director of Investor Services. President
                                       and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of
                                       1998, Director and Executive Vice President of
                                       VK/AC Holding, Inc. Vice President of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
John L. Sullivan.....................  First Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary
  Date of Birth: 03/01/65              of Van Kampen Investments. Vice President,
  Assistant Secretary                  Associate General Counsel and Assistant Secretary
                                       of the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior
  Date of Birth: 11/15/63              Attorney of Van Kampen Investments. Vice
  Assistant Secretary                  President, Assistant Secretary and Senior
                                       Attorney of the Advisers, the Distributor,
                                       Investor Services, Van Kampen Management Inc.,
                                       American Capital Contractual Services, Inc., Van
                                       Kampen Exchange Corp. and Van Kampen Advisors
                                       Inc. Assistant Secretary of each of the funds in
                                       the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments.
  Assistant Secretary                  Senior Vice President, Deputy General Counsel and
                                       Secretary of the Advisers, the Distributor,
                                       Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van
                                       Kampen Exchange Corp., Van Kampen Advisors Inc.,
                                       Van Kampen Insurance Agency of Illinois Inc., Van
                                       Kampen System Inc. and Van Kampen Recordkeeping
                                       Services Inc. Prior to July of 1998, Senior Vice
                                       President, Deputy General Counsel and Assistant
                                       Secretary of VK/AC Holding, Inc. Prior to April
                                       of 1998, Van Kampen Merritt Equity Advisors Corp.
                                       Prior to April of 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       of 1996, Mr. Martin was Deputy General Counsel
                                       and Secretary of McCarthy, Crisanti & Maffei,
                                       Inc., and prior to July of 1996, he was Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of VSM Inc. and VCJ Inc. Assistant
                                       Secretary of each of the funds in the Fund
                                       Complex and other investment companies advised by
                                       the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti &
                                       Maffei, Inc. Assistant Secretary of each of the
                                       funds in the Fund Complex and other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 10/16/64              Advisers. Assistant Treasurer of each of the
  Assistant Treasurer                  funds in the Fund Complex and other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33              Assistant Controller of each of the funds in the
  Assistant Controller                 Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VK, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                         Fund Complex
                                                          -------------------------------------------
                                                                          Aggregate
                                                           Aggregate      Estimated
                                                          Pension or       Maximum          Total
                                            Aggregate     Retirement       Annual       Compensation
                            Year First    Compensation     Benefits     Benefits from      before
                           Appointed or      before       Accrued as      the Fund      Deferral from
                            Elected to    Deferral from     Part of         Upon            Fund
         Name(1)            the Board      the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
         -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan*             1991          $              $30,328        $60,000        $111,197
Linda Hutton Heagy*            1995                           3,141         60,000         111,197
R. Craig Kennedy*              1995                           2,229         60,000         111,197
Jack E. Nelson*                1995                          15,820         60,000         104,322
Jerome L. Robinson             1995                          32,020         15,750         107,947
Phillip B. Rooney*             1997                               0         60,000          74,697
Dr. Fernando Sisto*            1978                          60,208         60,000         111,197
Wayne W. Whalen*               1995                          10,788         60,000         111,197

------------------------------------

 *  Currently a member of the Board of Trustees.


(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have any historical information to report. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal period ended September 30, 1998. The following trustees deferred compensation from the Fund during the fiscal
    period ended September 30, 1998: Mr. Branagan,        ; Ms. Heagy,        ;
    Mr. Kennedy,        ; Mr. Nelson,        ; Mr. Robinson,        ; Mr.
    Rooney,        ; Dr. Sisto,        ; and Mr. Whalen,        . Amounts
    deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the
    Fund as of September 30, 1998 is as follows: Mr. Branagan,         ; Dr.
    Caruso,         ; Mr. Gaughan,        ; Ms. Heagy,         ; Mr. Kennedy,
            ; Mr. Miller,        ; Mr. Nelson,         ; Mr. Rees,         ; Mr.
    Robinson,         ; Mr. Rooney,        ; Dr. Sisto,         ; Mr. Vernon,

    ; and Mr. Whalen,         . The deferred compensation plan is described
    above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the Funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

     As of December   , 1998, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a monthly fee payable computed based upon the annual rate applied to average daily net assets of the Fund as follows: 0.540% on the first $1 billion of average daily net assets; 0.515% on the next $1 billion of average daily net assets; 0.490% on the next $1 billion of average daily net assets; 0.440% on the next $1 billion of average daily net assets; 0.390% on the next $1 billion of average daily net assets; 0.340% on the next $1 billion of average daily net assets; 0.290% on the next $1 billion of average daily net assets; and 0.240% on the average daily net assets over $7 billion.



     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended September 30, 1998 and the fiscal years
ended December 31, 1997 and 1996, the Adviser received $[      ], $11,754,020
and $13,463,409, respectively, in advisory fees from the Fund. For such periods
the Fund paid $[      ], $292,509 and $404,459, respectively, for accounting
services.


DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                      Dealer
                                                                                   Reallowances
                                                                                   Received by
                                                   Total            Amounts         Advantage
                                                Underwriting      Retained by        Capital
                                                Commissions       Distributor      Corporation
                                                ------------      -----------      ------------
Fiscal Period Ended September 30, 1998....       $                 $                 $
Fiscal Year Ended December 31, 1997.......       $  747,490        $ 72,969          $      0
Fiscal Year Ended December 31, 1996.......       $1,028,110        $105,404          $      0

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE


                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more*.........................           *               *                  *
------------------------------------------------------------------------------------------------



* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the

Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the

Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of
September 30, 1998, there were $          and $          of unreimbursed
distribution-related expenses with respect to Class B Shares and Class C Shares,
respectively, representing           % and           % of the Fund's net assets
attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.



     For the fiscal period ended September 30, 1998, the Fund's aggregate
expenses under the Plans for Class A Shares were $[          ] or [          ]%
of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B
Plan were $[          ] or [          ]% of the Class B Shares' average net
assets. Such expenses were paid to reimburse the Distributor for the following
payments: $[          ] for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class B Shares of the Fund and
$[          ] for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were
$[          ] or [          ]% of the Class C Shares' average net assets. Such
expenses were paid to reimburse the Distributor for the following payments;
$[          ] for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class C Shares of the Fund and

$[          ] for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received
fees aggregating $[          ], $3,027,304 and $4,246,528, respectively for
these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION



     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                         Affiliated Brokers
                                                                         ------------------
                                                                         Morgan      Dean
                                                            Brokers      Stanley    Witter
                                                            -------      -------    ------
Commissions paid:
Fiscal period ended September 30, 1998.................
Fiscal year ended December 31, 1997....................    $1,180,447      $0         $0
Fiscal year ended December 31, 1996....................    $1,490,426      $0         $0
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions......
  Value of brokerage transactions with affiliate to
     total transactions................................


SHARE PURCHASE PROGRAMS

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

QUANTITY DISCOUNTS

     Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described herein.

     Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

     A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

     As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

     Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

     Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

     Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

OTHER PURCHASE PROGRAMS

     Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

     Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

     The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

     As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

     NAV Purchase Options. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

     (1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

     (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

     (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

     (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


     (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements.


     (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

     (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

     (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to

         Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997.
         Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows:
         1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

     (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge ("CDSC") of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

     Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through
(9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION


     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

     To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.


     When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.


     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


     A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the Prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



     For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


INTERNET TRANSACTIONS



     In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instruction through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan.The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS


     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended August 31, 1998. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS.

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.



     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.



     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.



     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the fund. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.



     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions an outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than hose who invested directly. The Fund will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.



     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.


     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A Shares of the Fund for (i) the one year period ended September 30, 1998 was [ ]%, (ii) the five year period ended September 30, 1998 was [ ]% and (iii) the ten year period ended September 30, 1998 was [ ]%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B Shares of the Fund for (i) the one year period ended September 30, 1998 was [ ]%, (ii) the five year period ended September 30, 1998 was [ ]% and (iii) the seven year, nine month period since December 20, 1991, the commencement of distribution for Class B Shares of the Fund, through September 30, 1998 was [ ]%. The average annual total return (computed in the manner described in the Prospectus) for Class C Shares of the Fund for (i) the one year period ended September 30, 1998 was [ ]% (ii) the five year period
ended September 30, 1998 was [   ]% and (iii) the five year, six month period
since March 10, 1993, the commencement of distribution for Class C Shares of the

Fund, through September 30, 1998 was [ ]%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



OTHER INFORMATION


     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL



     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS



 (a)  (1)    First Amended and Restated Agreement and Declaration of
             Trust(7)

      (2)    Certificate of Amendment(7)

      (3)    Second Certificate of Amendment+

      (4)    Amended and Restated Certificate of Designation(11)

      (5)    Second Amended and Restated Certificate of Designation+

 (b)         Amended and Restated Bylaws(7)
 (c)  (1)    Specimen Class A Shares Certificate(8)
      (2)    Specimen Class B Shares Certificate(8)
      (3)    Specimen Class C Shares Certificate(8)
 (d)         Investment Advisory Agreement(11)
 (e)  (1)    Distribution and Service Agreement(11)
      (2)    Form of Dealer Agreement(8)
      (3)    Form of Broker Agreement(8)
      (4)    Form of Bank Agreement(8)
 (f)  (1)    Individual Retirement Account Brochure with Application(5)
      (2)    403(b)(7) Custodial Account(3)
      (3)    ORP 403(b)(7) Custodial Account(3)
      (4)    Retirement Plans for the Small Business -- Forms Package and
             Plan Documents(6)
      (5)    Prototype Profit Sharing/Money Purchase Plan and Trust(2)
      (6)    Prototype 401(k) Plan and Trust(2)
      (7)    Salary Reduction Simplified Employee Pension Plan(4)
 (g)  (1)    Custodian Contact(9)
      (2)    Transfer Agency and Service Agreement(11)
 (h)  (1)    Data Access Services Agreement(8)
      (2)    Fund Accounting Agreement(10)
 (i)         Opinion of Skadden, Arps, Slate, Meagher & Flom
             (Illinois)(8)
 (j)         Consent of PricewaterhouseCoopers LLP++
 (k)         Computation of Performance Quotations++
 (l)         Investment Letter(1)
 (m)  (1)    Plan of Distribution Pursuant to 12b-1(8)
      (2)    Form of Shareholder Assistance Agreement(8)
      (3)    Form of Administrative Service Agreement(8)
      (4)    Service Plan(8)
 (n)         Financial Data Schedules++
 (o)         Amended Multiple Class Plan(8)
 (p)         Power of Attorney+

---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, filed June 21, 1984.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 26, 1991.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1992.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital World Portfolio Series Trust, File Number 33-37879, filed September 24, 1993.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1993.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, filed February 25, 1994.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, filed April 19, 1996.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, Filed April 28, 1997.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, Filed on March 27, 1998.

(10) Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.


(11) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed April 29, 1998.


 +   Filed herewith.


++   To be filed by further amendment.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



     See the Statement of Additional Information.



ITEM 25. INDEMNIFICATION.



     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust.


     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the

Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.



     (a) The sole principal underwriter is Van Kampen Funds Inc. ("the Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts to be filed by further amendment.



     (b) Van Kampen Funds Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers will be filed by further amendment. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.



     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ITEM 29. MANAGEMENT SERVICES.


     Not applicable.


ITEM 30. UNDERTAKINGS.


     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN GOVERNMENT SECURITIES FUND, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 23rd day of November, 1998.



                                          VAN KAMPEN GOVERNMENT

                                          SECURITIES FUND

                                          By:      /s/ RONALD A. NYBERG
                                             -----------------------------------
                                              Ronald A. Nyberg, Vice President
                                                        and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on November 23, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                      TITLE
                     ----------                                      -----
Principal Executive Officer:

              /s/ DENNIS J. McDONNELL*                 President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN                   Vice President, Chief Financial
-----------------------------------------------------    Officer and Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

                                                       Trustee
-----------------------------------------------------
                  Paul G. Yovovich
---------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

                /s/ RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact



                                                               November 23, 1998

                     VAN KAMPEN GOVERNMENT SECURITIES FUND



               INDEX TO EXHIBITS TO AMENDMENT NO. 24 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                              ON NOVEMBER 23, 1998



  EXHIBIT
    NO.                           DESCRIPTION OF EXHIBIT
  -------                         ----------------------
     (a)(3)    Second Certificate of Amendment
     (a)(5)    Second Amended and Restated Certificate of Designation
     (p)       Power of Attorney